UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 28, 2014

Frederick’s of Hollywood Group Inc.
(Exact Name of Registrant as Specified in Charter)

New York	001-05893	13-5651322
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

6255 Sunset Boulevard, Hollywood, CA	90028
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (323) 466-5151

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

INTRODUCTORY NOTE

On December 18, 2013, Frederick’s of Hollywood Group Inc., a New York corporation (the “Company”), entered into an Agreement and Plan of Merger, dated as of December 18, 2013, as amended on April 14, 2014 (the “Merger Agreement”), by and among the Company, FOHG Holdings, LLC (“Parent”), and FOHG Acquisition Corp., a wholly-owned subsidiary of Parent (“Merger Sub”). The Merger Agreement contemplated that Merger Sub would merge with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent (the “Merger”).

Parent, which was formed for the purpose of acquiring the Company pursuant to the Merger Agreement, is owned by HGI Funding, LLC (“HGI Funding”), a wholly owned subsidiary of Harbinger Group Inc., TTG Apparel, LLC (“TTG”) and Tokarz Investments, LLC (“TKZ”), each of which is controlled by Michael Tokarz, and Fursa Alternative Strategies LLC (“Fursa”) and Arsenal Group, LLC (“Arsenal”), each of which is controlled by William F. Harley III, a member of the Company’s board of directors, and by Mr. Harley individually (collectively, the “Rollover Shareholders”).

On May 28, 2014, at a special meeting of shareholders (the “Special Meeting”), the Company’s shareholders approved the Merger and adopted the Merger Agreement. On May 30, 2014, the Company completed the Merger pursuant to the terms of the Merger Agreement.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In connection with the Merger, on May 30, 2014, the Company received an advance in the amount of $6,000,000 (the “Tranche A-2 Advance”) under its existing credit facility with Salus CLO 2012-1, Ltd. and Salus Capital Partners, LLC (the “Credit Facility”) in order to finance the payment of the merger consideration and for other fees, expenses, costs and obligations incurred by the Company in connection with the Merger. For a description of the Credit Facility, see “Special Factors—Financing of the Merger” in the Company's definitive proxy statement with respect to the Merger filed with the Securities and Exchange Commission (“SEC”) on May 2, 2014, which is incorporated herein by reference (the “Definitive Proxy Statement”).

Item 3.03.	Material Modification to the Rights of Security Holders.

As of the effective time of the Merger, each share of the Company’s common stock, other than the Excluded Shares (as defined below), was converted into the right to receive $0.27 in cash, without interest and subject to any applicable withholding taxes. The “Excluded Shares” consist of the Rollover Shares (as defined below), shares of common stock held by the Company or any wholly owned subsidiary of the Company and shares of common stock held in the Company’s treasury. The “Rollover Shares” consist of all of the shares of the Company’s capital stock owned by the Rollover Shareholders. At the effective time of the Merger, all of the Excluded Shares were automatically cancelled for no consideration.

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Item 5.01.	Changes in Control of Registrant.

Pursuant to the terms of the Merger Agreement, the Merger was completed on May 30, 2014 upon the filing of a Certificate of Merger with the Department of State of the State of New York, at which time Merger Sub merged with and into the Company, with the Company surviving the Merger as a wholly owned subsidiary of Parent. Immediately prior to the Merger, the Rollover Shareholders caused all of the Rollover Shares to be contributed to Parent in exchange for an increase in their equity interests in Parent. As a result of the Merger, the Company is privately owned and controlled by the Rollover Shareholders through their ownership of Parent.

The aggregate consideration paid in connection with the Merger was approximately $24,800,000, which consideration was funded by (i) equity financing from Parent through the contribution of the Rollover Shares in exchange for an increase in equity interests in Parent and (ii) the Tranche A-2 Advance under the Company’s Credit Facility.

Prior to the Merger, the Rollover Shareholders, as a group, could be deemed to beneficially own 92,878,105 shares, or 88.9%, of the Company’s common stock, including 65,199,426 shares that they had the right to acquire pursuant to convertible preferred stock, warrants and options of the Company held by them. Accordingly, prior to the Merger, the Rollover Shareholders could be deemed to control the Company.

The foregoing summary of the Merger is not complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is included as Annex A to the Definitive Proxy Statement filed with the SEC on May 2, 2014 and incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger, Thomas J. Lynch, John L. Eisel and Milton J. Walters resigned as directors of the Company and Philip A. Falcone, Phillip J. Gass, Kostas Cheliotis and Thomas Williams were appointed as directors of the Company, in each case as of the effective time of the Merger. Peter Cole and William F. Harley III continued as directors of the Company.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Immediately after the closing of the Merger, the certificate of incorporation and by-laws of the Company, as in effect immediately prior to the effective time of the Merger, were amended and amended and restated, respectively, to reflect the form of certificate of incorporation and by-laws attached as exhibits to the Merger Agreement. A copy of the certificate of merger amending the certificate of incorporation is attached hereto as Exhibit 3.1 and a copy of the third amended and restated by-laws of the Company is included as Exhibit E to Annex A to the Definitive Proxy Statement filed with the SEC on May 2, 2014, and each is incorporated herein by reference.

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Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 28, 2014, the Company held the Special Meeting to (i) approve the Merger and adopt the Merger Agreement and (ii) approve, by non-binding, advisory vote, compensation that may become payable to the Company’s named executive officers (as defined in Item 402 of Regulation S-K of the Exchange Act) in connection with the Merger (the “Merger-Related Compensation”).

Holders of the Company’s common stock as of April 28, 2014 (the “Record Date”) had one vote for each share of common stock owned by such shareholder as of the close of business on the Record Date. Under New York law and the Merger Agreement, approval of the Merger and adoption of the Merger Agreement required the affirmative vote of shareholders holding at least two-thirds of the aggregate voting power of the Company’s common stock outstanding at the close of business on the Record Date. Approval of the Merger-Related Compensation required the affirmative vote of shareholders holding at least a majority of the shares of the Company’s common stock voted at the Special Meeting. As of the Record Date, there were 39,273,254 shares of common stock outstanding and eligible to vote, of which the Rollover Shareholders owned 27,678,679 shares of common stock, representing approximately 70.5% of the issued and outstanding shares of common stock.

At the Special Meeting, the shareholders approved the Merger and adopted the Merger Agreement and approved the Merger-Related Compensation.

The tally of the votes for the approval of the Merger and adoption of the Merger Agreement was as follows:

For	Against	Abstain	Broker Non-Votes
31,379,325	564,610	101,144	0

The tally of the votes for the approval of the Merger-Related Compensation was as follows:

For	Against	Abstain	Broker Non-Votes
31,347,926	595,401	101,752	0

Item 8.01.	Other Events.

A copy of the press release announcing the results of the Special Meeting is attached hereto as Exhibit 99.1 and incorporated herein by reference. A copy of the press release announcing the completion of the Merger is attached hereto as Exhibit 99.2 and incorporated herein by reference.

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Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of December 18, 2013, by and among FOHG Holdings, LLC, FOHG Acquisition Corp., and the Company (incorporated by reference to Annex A of the Company’s Definitive Proxy Statement filed with the SEC on May 2, 2014).

2.2	Amendment No. 1, dated as of April 14, 2014, to Agreement and Plan of Merger, dated as of December 18, 2013, by and among FOHG Holdings, LLC, FOHG Acquisition Corp. and Frederick’s of Hollywood Group Inc. (incorporated by reference to Annex A of the Company’s Definitive Proxy Statement filed with the SEC on May 2, 2014).

3.1*	Certificate of Merger.

3.2	Amended and Restated By-Laws of the Company (incorporated by reference to Exhibit E of Annex A of the Company’s Definitive Proxy Statement filed with the SEC on May 2, 2014).

99.1*	Press release dated May 29, 2014.

99.2*	Press release dated May 30, 2014.

* Filed herewith.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Frederick’s of Hollywood Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 2, 2014

FREDERICK’S OF HOLLYWOOD GROUP INC.

By:	/s/ Thomas J. Lynch
Thomas J. Lynch
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of December 18, 2013, by and among FOHG Holdings, LLC, FOHG Acquisition Corp., and the Company (incorporated by reference to Annex A of the Company’s Definitive Proxy Statement filed with the SEC on May 2, 2014).

2.2	Amendment No. 1, dated as of April 14, 2014, to Agreement and Plan of Merger, dated as of December 18, 2013, by and among FOHG Holdings, LLC, FOHG Acquisition Corp. and Frederick’s of Hollywood Group Inc. (incorporated by reference to Annex A of the Company’s Definitive Proxy Statement filed with the SEC on May 2, 2014).

3.1*	Certificate of Merger.

3.2	Amended and Restated By-Laws of the Company (incorporated by reference to Exhibit E of Annex A of the Company’s Definitive Proxy Statement filed with the SEC on May 2, 2014).

99.1*	Press release dated May 29, 2014.

99.2*	Press release dated May 30, 2014.

* Filed herewith.